WARRANTS	3 Months Ended
Dec. 31, 2025
WARRANTS
WARRANTS

14.WARRANTS

During the three months ended December 31, 2025, the Company issued 4,380,000 unit warrants and 262,800 broker warrants pursuant to the Life Offering (Note 12) The warrants are exercisable at $8.90 per share and expire on October 31, 2028, 36 months from the closing date of the Life Offering.

The fair value assigned to the warrants was estimated using the Black-Scholes option pricing model with the following assumptions: share price of $5.75, dividend yield of 0%, expected volatility of 134.9%, a risk-free interest rate of 2.47%, and an expected life of 3 years, resulting in a total estimated value of $18,987,000, of which $17,912,000 was recorded in contributed surplus and $1,075,000 was recorded share issuance costs.

The continuity of outstanding warrants for the three-months ended December 31, 2025 and the year ended September 30, 2025, is as follows:

	December 31,	Weighted average	September 30,	Weighted average
	2025	exercise price	2025	exercise price
Beginning balance	1,552,042	$22.14	—	—
Issued	4,642,800	$8.90	2,004,375	$21.65
Exercised	—	—	(452,333)	$20.00
Ending balance	6,194,842	$12.22	1,552,042	$22.14

As at December 31, 2025 there were 6,194,842 warrants outstanding with a weighted average exercise price of $12.22 (September 30, 2025 – 1,552,042 warrants with a weighted average exercise price of $22.14).

	December 31,	Exercise	September 30,	Exercise
Expiry Date	2025	Price	2025	Price
March 17, 2028	562,500	$23.84	562,500	$23.84
January 16, 2030	922,667	$20.00	922,667	$20.00
January 21, 2030	66,875	$37.28	66,875	$37.28
October 1, 2028	4,642,800	$8.90	—	—
	6,194,842	$12.22	1,552,042	$22.14